                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

|X|      Filed by the registrant
[ ]      Filed by a party other than the registrant

         Check the appropriate box:
[ ]        Preliminary proxy statement
[ ]        Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         BOYD BROS. TRANSPORTATION INC.
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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         (4) Proposed maximum aggregate value of transaction:

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[ ]      Fee paid previously with preliminary materials.



--------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, schedule or registration statement no.:

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         (3) Filing party:

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         (4) Date filed:

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
                         BOYD BROS. TRANSPORTATION INC.
                                 3275 Highway 30
                             Clayton, Alabama 36016









                                  April 7, 2000

Dear Stockholder:

It is my pleasure to invite you to the 2000 Annual Meeting of Stockholders of Boyd Bros. Transportation Inc. (the "Company"). The meeting will be held at 11:00 a.m., local time, on Tuesday, May 16, 2000, at the Company's corporate headquarters, 3275 Highway 30, Clayton, Alabama 36016. Admission to the meeting will begin at 10:00 a.m.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement covers the formal business of the meeting, which includes the following proposals: (i) the election of four Directors, and (ii) the ratification of the appointment of Deloitte & Touche LLP to serve as independent auditors for the Company for the year ending December 31, 2000. Also during the meeting, management will address other corporate matters that may be of interest to you as a stockholder.

It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To be sure your shares are represented, we urge you to complete and mail the enclosed proxy card as soon as possible. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will supersede your proxy.

                                    Sincerely,

                                    /s/ Dempsey Boyd

                                    Dempsey Boyd
                                    Chairman of the Board

                         BOYD BROS. TRANSPORTATION INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Boyd Bros. Transportation Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 16, 2000 at 11:00 a.m., local time, at the Company's corporate headquarters, 3275 Highway 30, Clayton, Alabama 36016, for the following purposes:

                  (1) To elect one Director to hold office for a two-year term expiring at the 2002 Annual Meeting of Stockholders and elect three Directors to hold office for a three-year term expiring at the 2003 Annual Meeting of Stockholders;

                  (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2000; and

                  (3) To consider and take action upon any other business as may properly come before the Meeting or any postponements or adjournments thereof;

all as set forth in the Proxy Statement accompanying this Notice.

         Only holders of record of the Company's Common Stock, par value $.001 per share, as of the close of business on March 17, 2000 are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.


                                    By Order of the Board of Directors,

                                    /s/ Ginger B. Tibbs

                                    Ginger B. Tibbs
                                    Secretary-Treasurer

Clayton, Alabama

April 7, 2000

--------------------------------------------------------------------------------

                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE VOTE BY MEANS OF THE ENCLOSED PROXY CARD THAT YOU ARE REQUESTED TO SIGN, DATE AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

--------------------------------------------------------------------------------

                         BOYD BROS. TRANSPORTATION INC.
                                 3275 HIGHWAY 30
                             CLAYTON, ALABAMA 36016




                                 PROXY STATEMENT




         This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Boyd Bros. Transportation Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 16, 2000 at 11:00 a.m., local time, at the Company's corporate headquarters, 3275 Highway 30, Clayton, Alabama 36016, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement and accompanying proxy card are first being mailed or otherwise distributed to stockholders on or about April 7, 2000.

         Holders of record of outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on March 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date. On the Record Date, there were 3,275,970 shares of Common Stock outstanding.

         Shares of Common Stock cannot be voted at the Meeting unless the owner is present or represented by proxy. A proxy may be revoked at any time before it is voted by (1) giving written notice of revocation to the Secretary of the Company, (2) executing and delivering to the Company at the address shown above a new proxy bearing a later date, or (3) attending the Meeting and voting in person. All properly executed proxies, unless previously revoked, will be voted at the Meeting or at any postponement or adjournment thereof in accordance with the directions given.

         With respect to the election of Directors, stockholders of the Company voting by proxy may vote in favor of the nominees, may withhold their vote for the nominees, or may withhold their vote as to specific nominees. With respect to the other proposals for stockholder action, stockholders of the Company voting by proxy may vote in favor of such proposals, against such proposals or may abstain from voting on such proposals. If no specific instructions are given with respect to the matters to be acted upon at the Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (1) the election of all nominees listed under the caption "Election of Directors," and
(2) the ratification of the appointment of Deloitte & Touche LLP to serve as independent auditors for the Company for the year ending December 31, 2000. The Board of Directors does not intend to present, and knows of no others who intend to present at the Meeting, any matter of business other than those matters set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters (including stockholder proposals omitted from this Proxy Statement in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission")) properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

         At the Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Meeting in order to have the quorum necessary for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum at the Meeting. The nominees for Director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and actually voting at the Meeting. All other matters require for their approval the favorable vote of a majority of the shares of Common Stock voted in person or by proxy at the Meeting. Abstentions and non-votes will have no effect on the outcome of any voting. A non-vote may occur when a nominee holding shares of Common

Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage prepaid if mailed from within the United States.

         The cost of soliciting proxies will be paid by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other regular employees of the Company may also request the return of proxies by telephone, telegram, or in person.

         A copy of the 1999 Annual Report to Stockholders, which includes the financial statements of the Company for the fiscal year ended December 31, 1999, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Meeting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 17, 2000, certain information with respect to all stockholders known by the Company to be the beneficial owners of more than five percent (5%) of the Common Stock, the only class of voting securities of the Company outstanding, as well as information with respect to the Common Stock owned beneficially by each Director and Director Nominee of the Company, by each Executive Officer named in the Summary Compensation Table on page four (4) and by all Directors, Director Nominees and Executive Officers of the Company as a group. Certain information set forth in the table is based upon information contained in filings made by such beneficial owners with the Commission.


Name of Beneficial Owner               Amount and Nature    Approximate
------------------------                 of Beneficial       Percent of
                                          Ownership(1)      Common Stock
                                          ------------      ------------
Dempsey Boyd (2) ...................      1,211,516(3)         37.0%

Miller Welborn (2) .................        266,077             8.1%

Gail B. Cooper (2) .................        402,000(4)         12.3%

Ginger B. Tibbs (2) ................         83,000(5)         11.7%

Frances S. Boyd (2) ................      1,211,516(6)         37.0%

Richard C. Bailey ..................         70,822(7)          2.2%

W. Wyatt Shorter ...................         14,500(8)           *

Boyd Whigham .......................         13,800(9)           *

Stephen J. Silverman ...............          6,000(10)          *

J. Larry Baxter ....................            501(11)          *

All Directors, Director Nominees and
  Executive Officers as a group
  (10 persons) .....................      2,368,216(12)        72.3%

 *       Less than one percent of the Common Stock.
(1) Under the Rules of the Commission, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.
(2) The address for each of Mr. and Mrs. Boyd, Ms. Cooper and Ms. Tibbs is 3275 Highway 30, Clayton, Alabama 36016. The address for Mr. Welborn is 3626 51st Avenue, Tuscaloosa, Alabama 35401.
(3) Includes 384,000 shares owned by Mr. Boyd's wife, Frances S. Boyd. Excludes 2,500 shares held as custodian for five minor grandchildren, as to which shares Mr. Boyd disclaims beneficial ownership.
(4) Includes 17,000 shares obtainable by Ms. Cooper within 60 days of March 31, 2000 upon the exercise of non-qualified stock options. Also includes 1,000 shares held by a third party custodian for Ms. Cooper's children, as to which shares she disclaims beneficial ownership.
(5) Includes 15,000 shares obtainable by Ms. Tibbs within 60 days of March 31, 2000 upon the exercise of non-qualified stock options. Also includes 1,500 shares held by a third party custodian for Ms. Tibbs' children, as to which shares she disclaims beneficial ownership.
(6)      Includes 827,516 shares owned by Mrs. Boyd's husband, Dempsey Boyd.
(7) Includes 64,000 shares obtainable by Mr. Bailey within 60 days of March 31, 2000 upon the exercise of non-qualified stock options.
(8) Includes 7,500 shares obtainable by Mr. Shorter within 60 days of March 31, 2000 upon the exercise of non-qualified stock options.
(9) Includes 7,500 shares obtainable by Mr. Whigham within 60 days of March 31, 2000 upon the exercise of non-qualified stock options.
(10) Includes 5,000 shares obtainable by Mr. Silverman within 60 days of March 31, 2000 upon the exercise of non-qualified stock options.
(11) Includes 321 shares held by the J. Larry Baxter - IRA and 180 shares held by the Haldine D. Baxter -IRA.
(12) Includes 384,000 shares owned by Mrs. Boyd that are deemed to be beneficially owned by Mr. Boyd.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's Directors, Executive Officers and persons who beneficially own more than ten percent (10%) of the Company's Common Stock file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock. Directors, Executive Officers and persons who beneficially own greater than ten percent (10%) of the Common Stock are required by the Commission's rules to furnish the Company with copies of all such reports. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations from the Company's Directors and Executive Officers that no other reports were required, all Section 16(a) filing requirements applicable to the Company's Directors and Executive Officers were complied with during the year ended December 31, 1999.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth in summary form all compensation for all services rendered in all capacities to the Company for the years ended December 31, 1999, 1998 and 1997, respectively, to (a) each person who served as Chief Executive Officer of the Company during the fiscal year most recently completed, and (b) those executive officers of the Company who earned in excess of $100,000 (collectively with each Chief Executive Officer, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                   COMPENSA-
                               ANNUAL COMPENSATION                                   TION
                                                                          Other
                                                                         Annual    Securities    All Other
             Name and                                                    Compen-   Underlying    Compen-
        Principal Position           Year        Salary       Bonus    sation(1)   Options(#)   sation(2)
        ------------------           ----        ------       -----    ---------   ----------   ---------
Gail B. Cooper*                      1999         82,407      29,900        --        3,500       3,839
  Chief Executive Officer            1998             --          --        --           --          --
  and President ................     1997(3)          --          --        --           --          --

Miller Welborn*                      1999        172,201      89,250        --        3,500       5,042
  Vice-Chairman ................     1998        150,000          --        --           --       2,211
                                     1997(4)          --          --        --           --          --

Dempsey Boyd,                        1999        144,418     153,000       817           --       5,042
  Chairman of the Board ........     1998        164,535     166,250       993           --       5,042
                                     1997        175,000          --     1,161           --       4,686

Richard C. Bailey,                   1999        135,601     148,920        --        3,500       5,042
  Executive Vice President           1998        130,833      57,000        --       70,000       5,042
  and Chief Financial Officer ..     1997        116,667       3,750        --       15,000       3,799

Gary Robinson**                      1999         94,688      39,172        --        3,500       4,679
  Vice President of Operations..     1998        111,833      44,000        --       15,000       2,702
                                     1997         67,856      35,675        --       15,000         186

* Mr. Welborn resigned as Chief Executive Officer of the Company on February 16, 2000. Gail B. Cooper replaced Mr. Welborn as Chief Executive Officer and President of the Company.
**       Mr. Robinson resigned as Vice President of Operations on November 15,
         1999
(1)      Constitutes automobile allowances.
(2) Constitutes matching contributions by the Company to the 401(k) plan ($4,800 in 1999 to each of Messrs. Boyd, Bailey, Welborn and $3,597 to Ms. Cooper and $4,457 to Mr. Robinson and $4,800 in 1998 to each of Mr. Boyd and Bailey and $4,500 in 1997 to Mr. Boyd and $3,613 in 1997 to Mr. Bailey and $1,969 in 1998 for Mr. Welborn and $2,460 in 1998 for Mr. Robinson) and payment of life insurance premiums ($222 in 1999 for Mr. Robinson and $242 to each of Messrs. Boyd, Bailey and Welborn and $242 in 1999 to Ms. Cooper and $186 in 1997 and $242 in 1998 for each of Messrs. Welborn, Boyd, Bailey and Mr. Robinson).
(3) Ms. Cooper was not an executive officer of the Company during 1997 or 1998 and earned less than $100,000 during those years.
(4)      Mr. Welborn joined the Company in December 1997.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under the Company's 1994 Stock Option Plan to the Named Executive Officers during the year ended December 31, 1999:

                        OPTION GRANTS IN LAST FISCAL YEAR


                                Individual Grants

                                                                              Potential Realizable
                                                                            Value at Assumed Annual
                    Number of      Percent of                                Rates of Stock Price
                   Securities    Total Options                                 Appreciation for
                   Underlying      Granted to    Exercise or                     Option Term
                     Options      Employees in   Base Price   Expiration
      Name         Granted(#)     Fiscal Year     ($/Share)      Date           5%          10%

Gail Cooper .....     3,500          5.36           10.25      05/18/2009     $22,562     $57,176

Miller Welborn ..     3,500          5.36           10.25      05/18/2009     $22,562     $57,176

Dempsey Boyd ....        --            --              --                 --          --          --

Richard C. Bailey     3,500          5.36           10.25      05/18/2009     $22,562     $57,176

Gary Robinson ...     3,500          5.36           10.25      05/18/2009     $22,562     $57,176


OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to stock options exercised during the last fiscal year by the Named Executive Officers, the aggregate number of unexercised options to purchase Common Stock granted in all years to the Named Executive Officers and held by them as of December 31, 1999, and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price and the fair market value of the Common Stock) as of December 31, 1999:


                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                               Value of
                                                            Number of        Unexercised
                                                           Unexercised       In-the-Money
                                                             Options           Options
                                                           at Year-End       at Year-End
                                                               (#)               ($)
                                Shares         Value      -------------     -------------
                              Acquired on    Realized      Exercisable/      Exercisable/
       Name                   Exercise(#)       ($)       Unexercisable     Unexercisable

Gail B. Cooper................   ----          ----        17,000/6,500          ----

Miller Welborn ...............   ----          ----          0/3,500             ----

Dempsey Boyd..................   ----          ----            ----              ----

Richard C. Bailey.............   ----          ----       64,000/74,500          ----

Gary Robinson.................   6,000        $2,688         3,000/0             ----

EMPLOYMENT AND OTHER AGREEMENTS

         On December 8, 1997, in connection with the Company's acquisition of Welborn Transport, Inc., the Company and Mr. Welborn entered into an Employment Agreement. Under the terms of the Employment Agreement, Mr. Welborn was paid a base salary of $150,000 during fiscal year 1998. On July 17, 1998, he was appointed Acting Chief Executive Officer and his base salary was increased to $175,000. On February 16, 2000, Mr. Welborn resigned as Chief Executive Officer and was appointed Vice-Chairman of the Company without any change in his base salary. Both the Company and Mr. Welborn can terminate the Employment Agreement without cause at anytime by mutual agreement in writing. In the event the Company terminates Mr. Welborn's employment with the Company without cause, the Company is obligated to continue to pay him his base salary through the end of the term of the Employment Agreement. The Company may also terminate Mr. Welborn's employment with the Company for "cause" (as defined in the Employment Agreement). In the event of termination for cause, Mr. Welborn is entitled to compensation and benefits, if any, only through the date of such notice of termination. The Employment Agreement expires on December 8, 2000 but may be extended for up to two (2) additional one (1) year periods.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following paragraphs constitute the report of the Compensation Committee of the Board of Directors (the "Committee") on executive compensation policies for fiscal year 1999. In accordance with Securities and Exchange Commission rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate this report by reference, notwithstanding the incorporation of this Proxy Statement into any such report.

         The Committee administers the compensation program for operating officers of the Company and bases its decisions on both individual performance and the financial results achieved by the Company. While the Committee consults with the Chief Executive Officer and Chairman of the Board on certain matters, all compensation decisions are made by the Committee without such officers' participation.

         The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and stock options. The goals of the program are to give the executive officers incentives to work toward the improved financial performance of the Company and to reward them for their contributions to the Company's success. The program is also designed to encourage the Company's key executives to maximize the Company's premium service to its customers and maintain high standards of efficiency, productivity and safety. For a summary of 1999 compensation, see the Summary Compensation Table under the heading "Compensation of Executive Officers" above.

         Salaries. The Committee has based its decisions on salaries for the Company's executive officers, including its chief executive officer and chief financial officer, on a number of factors, both objective and subjective. Objective factors considered include increases in the cost of living, the Company's overall historical performance, and comparable industry data, although no specific formulas based on such factors have been used to determine salaries. Salary decisions are based primarily on the Committee's subjective analysis of the factors contributing to the Company's long-term success and of the executives' individual contributions to such success.

         Bonuses. For fiscal year 1999, the Committee imposed a sliding scale for which no bonuses would be paid unless a minimum earnings per share of $.94 was achieved. Under this program, the Company paid a bonus of 40% of salary to each of Messrs. Boyd, Welborn and Bailey based upon achievement of earnings per share of $.99. The bonus for 1999 was paid in 2000. The current program for fiscal year 2000 also includes a sliding scale, pursuant to which no bonuses will be paid unless a minimum earnings per share of $.99 is achieved. Under this program, the Company will pay a maximum bonus of 100% of salary to Ms. Cooper, Mr. Boyd and Mr. Bailey if earnings per share are at least $1.24.

         Stock Options. The Committee views stock options as its primary long-term compensation vehicle for the Company's executive officers. At the time of the Company's initial public offering in May 1994, the Committee granted an aggregate of 94,000 stock options under the 1994 Stock Option Plan to each of the Company's executive officers, other than Mr. Boyd, who, as founder of the Company, elected not to participate. The Company has granted options to its executive officers since then, most recently in 1999 when the Committee granted an aggregate of 14,000 shares to four executive officers whose individual performance, in the Committee's view, warranted an enhanced equity position in the company.

          Chief Executive Officer Compensation. During fiscal year 1999, Mr. Welborn's base salary was $150,000, based on his Employment Agreement dated December 8, 1997 in connection with the Company's acquisition of Welborn Transport, Inc. His base salary was increased to $175,000 based on the factors and analysis described above and in recognition of his increased responsibilities. In February 2000, Ms. Gail B. Cooper became Chief Executive Officer and President of the Company. Her base salary was increased to $175,000 based on the factors and analysis described above and in recognition of her increased responsibilities.

                  By the Members of the Compensation Committee:
       Boyd Whigham, Stephen J. Silverman and W. Wyatt Shorter (Chairman).


                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) on the Company's Common Stock against the NASDAQ Stock Market and the NASDAQ Trucking and Transportation Stock Index, from May 10, 1994, the date on which the Company's Common Stock was first traded on the NASDAQ National Market, through December 31, 1999. The graph assumes that the value of the investment in the Company's Common Stock on each index was $100 on May 10, 1994. The Company has not paid any dividends on its Common Stock and does not expect to pay dividends for the foreseeable future. The stockholder return performance graph below is not necessarily indicative of future performance.


                                     [GRAPH]


                                                                   12/94    12/95    12/96    12/97    12/98    12/99
                                                                   -----    -----    -----    -----    -----    -----
Boyd Bros. Transportation Inc. ................................     $100     $ 74     $ 72     $ 86     $ 64     $ 70

NASDAQ U.S. Companies .........................................     $100     $141     $174     $213     $300     $542

NASDAQ Trucking & Transportation ..............................     $100     $117     $129     $165     $148     $158

                  OPERATIONS OF THE BOARD OF DIRECTORS AND COMMITTEES

         Pursuant to the Certificate of Incorporation of the Company, the Board of Directors is classified into three (3) classes, each of which shall be as nearly equal in number as possible, and will be elected to a three-year term. The By-laws of the Company provide that the number of Directors shall be fixed by resolution of the Board of Directors or by the stockholders at the annual meeting or a special meeting. The size of the Board of Directors was increased from six (6) members to eight (8) members by resolution of the Board of Directors in anticipation of the 2000 Annual Meeting of Stockholders.

         The Board of Directors holds regular meetings and special meetings at the call of the Chairman of the Board, the President or any two members of the Board of Directors. In 1999, the Board of Directors held seven meetings. Presently, the Board has standing Audit, Compensation and Executive Committees, which assist in the discharge of the Board's responsibilities. The Company does not have a nominating committee. Members of such Committees serve at the pleasure of the Board of Directors.

         The Audit Committee reports to the Board of Directors with regard to auditing and accounting matters, including the selection of independent auditors. The members of the Audit Committee currently are W. Wyatt Shorter and Boyd Whigham. The Audit Committee met one time during 1999.

         The Compensation Committee consists of all Directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. This Committee administers the Company's 1994 Stock Option Plan and employee benefit plans, and is responsible for establishing compensation programs for the Company's executive officers. The members of this Committee currently are W. Wyatt Shorter, Chairman, Stephen J. Silverman and Boyd Whigham. The Compensation Committee met one time during 1999.

         Directors who are not executive officers of the Company receive an annual retainer of $5,000, are paid a fee of $1,500 for each Board meeting attended in person and $750 for each Board meeting attended by telephone, and are reimbursed for travel expenses incurred in connection with attending meetings. Non-employee Directors who serve on the Executive Committee receive an additional fee of $1,000 for each Executive Committee meeting attended. Directors are not entitled to additional fees for serving on other committees of the Board of Directors.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

GENERAL

         Stockholders will vote on the election of four Directors, each of whom will be elected to serve a three-year term, until his or her successor has been elected and qualified.

         The shares represented by the proxies solicited hereby will be voted in favor of the election of the persons named below unless authorization to do so is withheld by proxy. In the event that any of the nominees should be unable to serve as Director, an event which the Company does not presently anticipate, it is the intention of the persons named in the proxies to cast the votes represented by the proxies for the election of such other person or persons as the Board of Directors may nominate.

         The nominees for election at the Meeting are Gail B. Cooper, W. Miller Welborn, J. Larry Baxter and J. Mark Dunning.

         Based upon information received from the respective Directors, set forth below is information with respect to the nominees for the Board of Directors, as well as certain information concerning the Directors whose terms extend beyond the 2000 Annual Meeting.

DIRECTOR TO BE ELECTED TO SERVE UNTIL 2002

         J. Mark Dunning, age 40, has been President of Mark Dunning Industries, Inc., a waste collection and disposal company, since September 1980. Mr. Dunning is a director of Regions Bank in Dothan, Alabama.

DIRECTORS TO BE ELECTED TO SERVE UNTIL 2003

         J. Larry Baxter, age 52, has been the President of The Baxter Agency, LLC, an insurance placement and risk management firm, since June 1999. Mr. Baxter served as President of The Baxter Agency, Inc., an insurance and risk management company, from October 1980 to June 1999. In 1999, the Baxter Agency, LLC placed insurance coverage for the Company in return for commission payments from the Company. Mr. Baxter is the brother-in-law of Boyd Whigham.

         Gail B. Cooper, age 49, has served as President, Chief Executive Officer and as a Director of the Company since February 17, 2000. Ms. Cooper served as Secretary of the Company from December 1969 until February 2000. Ms. Cooper received a B.S. in business administration from Troy State University. She has served the Company in numerous administrative and accounting positions since joining the Company full-time in 1972. Ms. Cooper is the daughter of Dempsey Boyd.

         Miller Welborn, age 41, has served as President and Chief Executive Officer of the Company since July 17, 1998. Mr. Welborn co-founded Welborn in 1989 and remained employed by Welborn as its Chief Executive Officer until July 17, 1998.

INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001

         Dempsey Boyd, age 72, founded the Company in 1956, and has been Chairman of the Board since April 1980. Mr. Boyd served as President of the Company from December 1962 until April 1980. Mr. Boyd is the father of Gail B. Cooper.

         Boyd Whigham, age 63, has been a Director of the Company since February 1989. He has been the District Attorney for the Third Judicial Circuit, in Barbour and Bulloch Counties, Alabama, since January 1993. Prior to 1993, he operated a general civil law practice in Clayton, Alabama and periodically provided legal services to the Company and to Mr. Boyd. Mr. Whigham is the brother-in-law of J. Larry Baxter.

INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002

         Richard C. Bailey, age 49, has served as Executive Vice President and Chief Financial Officer since joining the Company in August 1992 and has served as a Director since February 1995. He served as president and director of Eastern Inter-Trans Services, Inc., a dry van truckload carrier based in Columbus, Georgia, from December 1989 to August 1992. Mr. Bailey is a certified public accountant with a B.S. in accounting from Georgia State University. He was previously employed in various financial positions by Ernst & Young, Intermet Corporation and Snapper Products (a division of The Actava Group Inc.). Mr. Bailey has served on the Advisory Board of the University of Georgia Trucking Profitability Strategies Conference.

         Stephen J. Silverman, age 55, has been the President of Silver Solutions, Inc., a transportation consulting firm based in Jacksonville, Florida since January 1997. Prior thereto, he served as President/Chief Executive Officer and a Director of SilverEagle Transport, Inc., an irregular route truckload carrier based in Jacksonville, Florida, since 1984. He is also currently a director , and has been the Chief Operating Officer since January 1999, of Raven Transport Co., Inc., a minority owned dry van truckload carrier. He has previously served as Chairman of the Georgia Trucking Profitability Conference, as well as on the Boards of the American Trucking Association, Florida Trucking Association, and the Interstate Truckload Carriers Conference. Mr. Silverman received a B.A. from Bradley University, and an M.B.A. from the University of Michigan.

RECOMMENDATION

         The Board of Directors recommends a vote FOR all of the foregoing nominees for Director.

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)


         The Board of Directors has appointed the firm of Deloitte & Touche LLP as independent auditors to audit the books, records and accounts of the Company for the year ending December 31, 2000. The Board of Directors recommends that such appointment be ratified.

         Representatives from Deloitte & Touche LLP are expected to be present at the Meeting and shall have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders.

RECOMMENDATION

         The Board of Directors recommends a vote FOR this proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.


                              STOCKHOLDER PROPOSALS

         Any proposal by a stockholder intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company on or before December 8, 2000 to be included in the proxy materials of the Company relating to such meeting. According to the rules under the Exchange Act, the Company may use discretionary authority to vote proxies with respect to stockholder proposals to be presented in person at the 2001 Annual Meeting if the stockholder making the proposal has not given notice to the Company by February 21, 2001.


                                 OTHER BUSINESS

         It is not anticipated that any other matters will be brought before the Meeting for action; however, if any such other matters shall properly come before the Meeting, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, WHICH HAS BEEN FILED WITH THE COMMISSION PURSUANT TO THE EXCHANGE ACT, MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO RICHARD C. BAILEY, CHIEF FINANCIAL OFFICER, BOYD BROS. TRANSPORTATION INC., 3275 HIGHWAY 30, CLAYTON, ALABAMA 36016.


                                    By Order of the Board of Directors,

                                    /s/ Ginger B. Tibbs

                                    Ginger B. Tibbs
                                    Secretary- Treasurer

Clayton, Alabama

April 7, 2000

BOYD BROS. TRANSPORTATION INC.                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
3275 HIGHWAY 30                                           DIRECTORS. The undersigned hereby appoints Richard C.
CLAYTON, ALABAMA 36016                                    Bailey and Gail B. Cooper and each of them with power of
                                                          substitution in each, proxies to appear and vote, as
                                                   Proxy  designated below, all Common Stock of Boyd Bros.
--------------------------------------------------------  Transportation Inc. held of record on March 17, 2000 by the undersigned, at the Annual Meeting of Stockholders to be
                                                          held on May 16, 2000, and at all adjournments thereof.
                                                          Management recommends a vote in favor of all nominees
                                                          listed in Item 1 and in favor of Proposal 2.

1.  ELECTION OF DIRECTORS
    Director Nominees: W. Miller Welborn, Gail B. Cooper and J. Larry Baxter (each for a three year term) and J. Mark Dunning (a two year term)

         [ ] FOR all director nominees listed above               [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary)                       to vote for all director nominees listed above

 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
                   A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF ALL DIRECTOR-NOMINEES AND IN FAVOR OF PROPOSAL 2.

                                                 Dated:                   , 2000
                                                       ------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 Signature(s)

                                                 (Please sign as name appears on
                                                 proxy. When shares are held by
                                                 joint tenants, both should
                                                 sign. When signing in a
                                                 fiduciary or representative
                                                 capacity, give full title as
                                                 such.)

PLEASE MARK, DATE, AND SIGN THIS PROXY, INDICATING ANY CHANGE OF ADDRESS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE ENCLOSED ENVELOPE ALREADY IS ADDRESSED AND NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.